     [FPO-PHOTO]


     [FPO-PHOTO]

                                   HIGHLANDER
                                   INCOME FUND
                                   *    *    *
                                SEMIANNUAL REPORT
                                      1995


     [FPO-PHOTO]


     [FPO-PHOTO]

                                TABLE OF CONTENTS

HIGHLANDER INCOME FUND

Highlander Income Fund is a diversified, closed-end fund. The fund's investment objective is to provide high current income. To achieve this objective, the fund invests primarily in a combination of high-grade, mortgage-backed securities, which may include derivative mortgage-backed securities, and lower-rated fixed income securities, which include securities commonly referred to as "junk bonds." These high-yield, or junk bond, securities generally involve greater volatility of price and greater risks to principal and income than securities in the higher-rated categories. Each of these asset classes must comprise at least 30%, and no more than 70%, of the portfolio. Fund shares trade on the American Stock Exchange under the symbol HLA.

AVERAGE ANNUALIZED TOTAL RETURNS

AVERAGE ANNUALIZED TOTAL RETURNS . . . . . .  1
LETTER TO SHAREHOLDERS . . . . . . . . . . .  2
FINANCIAL STATEMENTS AND NOTES . . . . . . .  7
INVESTMENTS IN SECURITIES. . . . . . . . . . 17
SHAREHOLDER UPDATE . . . . . . . . . . . . . 26

     AVERAGE ANNUALIZED TOTAL RETURNS FOR THE PERIODS ENDED AUGUST 31, 1995


                                     [GRAPH]


Average annualized total return figures are through August 31, 1995, and are based on the change in net asset value (NAV) and reflect the reinvestment of all distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total return figures based on the change in market price for the one-year and since inception periods ended August 31, 1995, were 4.70% and - 5.80%, respectively. These figures assume reinvestment of distributions and do not reflect sales charges.

* This blended index is comprised of 50% Lehman Brothers U.S. Mortgage Index and 50% Lehman Brothers High-Yield Securities Single B Index, which had individual one-year returns of 10.94% and 13.41% and since inception returns of 8.92% and 10.41%, respectively.

The Lehman Brothers U.S. Mortgage Index is comprised of U.S. government agency mortgage-backed securities with 15 to 30 years to maturity. The Lehman Brothers High-Yield Securities Single B Index is comprised of fixed rate, public non-convertible issues that are rated B by Moody's Investor Service. Developed by Lehman Brothers for comparative use by the mutual fund industry, the indexes are unmanaged, reflect the reinvestment of all distributions and do not include any fees or expenses in total returns.

Past performance does not guarantee future results. The investment return and market value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

                             HIGHLANDER INCOME FUND

                                OCTOBER 15, 1995

Dear Shareholders:

DURING THE SIX-MONTH PERIOD ENDED AUGUST 31, 1995, HIGHLANDER INCOME FUND SHOWED A STRONG NET ASSET VALUE TOTAL RETURN OF 8.56%.* This assumes the reinvestment of distributions and does not include a sales charge. The fund, which consists of both high-yield and mortgage-backed securities, performed well compared to the 7.54% return of a 50%/50% blend of the Lehman Brothers U.S. Mortgage Index and the Lehman Brothers High-Yield Securities Single B Index. The fund's six-month total return based on market price was 5.22%.*

BOTH THE MORTGAGE-BACKED AND HIGH-YIELD COMPONENTS OF THE FUND CONTRIBUTED TO
ITS STRONG TOTAL RETURN PERFORMANCE.   The high-yield portion of the fund
benefited as several companies owned by the fund were acquired by higher-rated companies. As a result, we were able to sell these securities at a profit and reinvest the proceeds in companies that we believe will provide additional long-term value. The fund's mortgage-backed

* THESE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND MARKET VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

DURING THIS SIX-MONTH PERIOD, THE LEHMAN BROTHERS U.S. MORTGAGE INDEX AND LEHMAN BROTHERS HIGH-YIELD SECURITIES SINGLE B INDEX HAD RETURNS OF 6.99% AND 8.09%, RESPECTIVELY.

DISTRIBUTION HISTORY

DISTRIBUTIONS PAID IN THE FUND SINCE ITS INCEPTION ON MARCH 31, 1994, THROUGH AUGUST 31, 1995

Total Monthly
Income Dividends Paid. . . . . . . . . .  $1.77
Capital Gains Distributions Paid . . . .  $0.00
                                          -----
TOTAL DISTRIBUTIONS PER SHARE. . . . . .  $1.77

NET ASSET VALUE SUMMARY PER SHARE

Initial Offering Price (3/31/94) . . . . $15.00
Initial Offering and
Underwriting Expenses. . . . . . . . . . -$1.05
Accumulated Realized
Losses at 8/31/95. . . . . . . . . . . .- $0.36
                                        -------
    Subtotal . . . . . . . . . . . . . . $13.59

Undistributed Net Investment
Income/Dividend Reserve
at 8/31/95 . . . . . . . . . . . . . .  - $0.02
Unrealized Appreciation
on Investments at 8/31/95. . . . . . . .  $0.14
                                          -----
NET ASSET VALUE ON 8/31/95 . . . . . . . $13.71

                             HIGHLANDER INCOME FUND

portion also benefited from its allocation to premium mortgaged-backed securities which pay higher coupons than other mortgage-backed securities. Over this six-month period, the fund's high coupon premium mortgage-backed securities experienced prepayment rates that were slower than market prepayment rates. This resulted in higher than expected income levels from this portion of the fund. We continue to believe the fund will benefit from its combination of high-yield and mortgage-backed securities as these two asset classes tend to respond to different economic and market variables. For example, mortgage-backed securities in the fund have no credit risk and can help offset some of the credit risk from the high-yield portion. Typically, high-yield securities respond like stocks to changes in the economic environment, which can complement a portfolio of high-quality bonds.

BECAUSE WE DON'T BELIEVE INTEREST RATES WILL CONTINUE TO FALL AS THEY DID IN THE FIRST HALF OF THE YEAR, WE HAVE TAKEN STEPS TO MAKE THE FUND LESS SENSITIVE TO INTEREST RATE CHANGES. We shortened the portfolio's effective duration by selling some of its long duration securities in the mortgage-backed portion of the fund and purchasing short duration securities, such as high coupon


[BRAD STONE-PHOTO]
BRAD STONE
FPO 72%


[WAN-CHONG KUNG-PHOTO]
WAN-CHONG KUNG
FPO-52%


BRAD STONE, PIPER CAPITAL MANAGEMENT, AND MARK DURBIANO (PAGE 4), FEDERATED ADVISERS, SHARE PRIMARY RESPONSIBILITY FOR THE MANAGEMENT OF HIGHLANDER INCOME FUND. WAN-CHONG KUNG, PIPER CAPITAL MANAGEMENT, ASSISTS WITH THE FUND'S MANAGEMENT. STONE, CFA, HAS WORKED ON THE FUND SINCE ITS INCEPTION AND HAS SEVEN YEARS OF FINANCIAL EXPERIENCE. DURBIANO ALSO HAS WORKED ON THE FUND SINCE ITS INCEPTION AND HAS 13 YEARS OF FINANCIAL EXPERIENCE. KUNG, WHO JOINED THE MANAGEMENT TEAM IN MAY 1994, IS A VICE PRESIDENT AND FIXED INCOME PORTFOLIO MANAGER. SHE ALSO MANAGES INSTITUTIONAL SEPARATE ACCOUNTS AND HAS THREE YEARS OF FINANCIAL EXPERIENCE. PRIOR TO JOINING PIPER CAPITAL IN 1993, KUNG WAS A SENIOR CONSULTANT FOR A FINANCIAL SERVICE FIRM. TOM MCGLINCH, WHO PREVIOUSLY MANAGED THE FUND, IS CONCENTRATING ON MANAGING OTHER MUTUAL FUNDS AT PIPER CAPITAL. BEN RINKEY, WHO ALSO MANAGED THE FUND, HAS LEFT PIPER CAPITAL. J. THOMAS MADDEN IS CONCENTRATING ON OTHER MANAGEMENT DUTIES AT FEDERATED ADVISERS.

                             Highlander Income Fund

30-year mortgage-backed pass-through and five-year balloon mortgage-backed pass-through securities. As of September 30, the portfolio's effective duration was
5.1 years.

WE HAVE BEEN MAKING GRADUAL CHANGES TO THE HIGH-YIELD PORTION OF THE FUND CONSISTENT WITH CURRENT ECONOMIC CONDITIONS. We feel that corporate credit quality may begin to deteriorate because we are entering a period of the U.S. business cycle in which companies typically experience a slowdown in activity and growth. Therefore, we have increased the fund's allocation to relatively higher-quality securities in the high-yield portion of the portfolio. We are focusing on companies with stronger financial positions and more stable operating profiles and are investing in companies that we believe are more likely to grow at a faster rate than the overall economy. We believe this bias toward stronger high-yield credit quality will be positive for the fund in the long term. In addition, we have reduced the fund's exposure to cyclical industries, such as forest products, as we believe these industries are currently overvalued. We have increased our exposure to noncyclical industries, such as broadcast radio and television, chemicals, telecommunications, steel, and cable television, because we feel these sectors currently offer attractive opportunities.

THE MORTGAGE-BACKED PORTION OF THE FUND CONTINUES TO FAVOR U.S. AGENCY MORTGAGE-BACKED PASS-THROUGH SECURITIES. As of the end of August, 41% of the fund's total assets were invested in these securities. The mortgage-backed portion of the fund emphasizes mortgage-backed pass-through securities that pay both low and high coupons, while underweighting middle coupon mortgages. As interest rates rise or fall, low and

FPO 50%
[MARK DURBIANO-PHOTO]
MARK DURBIANO

                             HIGHLANDER INCOME FUND

high coupon mortgages tend to outperform middle coupon mortgages because their prepayment rates remain closer to expected levels. Typically, when actual prepayment rates vary from what is expected, the performance of mortgage-backed securities suffers. We believe the fund will likely benefit from this coupon allocation during the remainder of 1995.

BEGINNING IN OCTOBER, THE FUND'S DIVIDEND DISTRIBUTION WAS REDUCED TO $0.094 PER MONTH FROM $0.104 PER MONTH. This reduction was a result of the fund's decreased earning capacity caused by the steps we took to both reduce the effective duration and to increase the credit quality of the fund, as discussed above. The fund's earning capacity was also reduced because its sale-forward (dollar-roll) program,** which currently represents 19% of total assets, was not able to generate expected income levels throughout 1995. Even with this dividend reduction, however, the fund is still earning an attractive income level that is competitive with comparable high-yield and mortgage-backed mutual funds. Also, this reduction in the dividend distribution brings the fund's dividend in line with the


** THE SALE-FORWARD PROGRAM GENERATES FEE INCOME FOR THE FUND BY COMMITTING TO PAY FOR SECURITIES IN THE FUTURE WHICH ARE PURCHASED AT PRESENT-DAY PRICES. KEEP IN MIND THAT THE SALE-FORWARD PROGRAM HAS THE POTENTIAL TO INCREASE THE NET ASSET VALUE VOLATILITY OF THE PORTFOLIO.

HIGHLANDER INCOME FUND
PORTFOLIO COMPOSITION
AUGUST 31, 1995

[CHART]

                             HIGHLANDER INCOME FUND

current earnings of the fund. Please remember, however, that the income earned by the fund is subject to change which may cause the fund's dividend to change in the future.

Going forward, we believe moderate economic growth and a stable to rising interest rate environment should favor the fund's relatively low interest rate sensitivity, the mortgage-backed portion's coupon allocation and the high-quality bias in the high-yield portion.

Thank you for your investment in Highlander Income Fund. We remain committed to providing you with top-quality investment management and service and look forward to helping you achieve your long-term financial goals.


Sincerely,


/s/ Brad Stone

J. Bradley Stone
Portfolio Manager



/s/ Mark Durbiano

Mark E. Durbiano
Portfolio Manager

EFFECTIVE DURATION
Effective duration estimates the interest rate risk of a security, in other words how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant.

It is important to understand that, while a valuable measure, effective duration is based upon certain assumptions and has several limitations. It is most effective as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities, because the calculation requires assumptions about prepayment rates. For example, when interest rates go down, homeowners may prepay their mortgages at a higher rate than assumed in the initial effective duration calculation, thereby shortening the effective duration of the fund's mortgage-backed securities. Conversely, if rates increase, prepayments may decrease to a greater extent than assumed, extending the effective duration of such securities. For these reasons, the effective durations of funds that invest a significant portion of their assets in mortgage-backed securities can be greatly affected by changes in interest rates.

--------------------------------------------------------------------------------
                        FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1995

ASSETS:
  Investments in securities at market value* (note 2)
  (including a repurchase agreement of $1,589,000) ....... $     34,428,410
  Cash in bank on demand deposit ...........................         50,188
  Accrued interest receivable ..............................        447,448
                                                              ----------------
      Total assets .........................................     34,926,046
                                                              ----------------

LIABILITIES:
  Payable for investment securities purchased on a
    when-issued basis (note 2) .............................      7,391,406
  Payable for investment securities purchased ..............         52,813
  Accrued investment management fee ........................         13,918
  Accrued administrative fee ...............................          4,639
  Other accrued expenses ...................................         14,137
                                                              ----------------
      Total liabilities ....................................      7,476,913
                                                              ----------------
Net assets applicable to outstanding capital stock ....... $     27,449,133
                                                              ----------------
                                                              ----------------

REPRESENTED BY:
  Capital stock-authorized 200 million shares of $0.01 par
    value; outstanding, 2,002,467 shares ................. $         20,025
  Additional paid-in capital ...............................     27,906,238
  Distributions in excess of net investment income .........        (39,304)
  Accumulated net realized loss on investments .............       (727,999)
  Unrealized appreciation of investments ...................        290,173
                                                              ----------------
      Total - representing net assets applicable to
        outstanding capital stock ........................ $     27,449,133
                                                              ----------------
                                                              ----------------

Net asset value per share of outstanding capital stock ... $          13.71
                                                              ----------------
                                                              ----------------

* Investments in securities at identified cost ........... $     34,138,237
                                                              ----------------
                                                              ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                        FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 1995

INCOME:
  Interest ............................................... $      1,336,148
  Fee income (note 2) ......................................         65,441
                                                              ----------------
      Total investment income ..............................      1,401,589
                                                              ----------------

EXPENSES (NOTE 3):
  Investment management fee ................................         81,745
  Administrative fee .......................................         27,248
  Custodian, accounting and transfer agent fees ............         24,904
  Reports to shareholders ..................................         11,205
  Directors' fees ..........................................          4,230
  Audit and legal fees .....................................         13,363
                                                              ----------------
      Total expenses .......................................        162,695
                                                              ----------------

      Net investment income ................................      1,238,894
                                                              ----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gain on investments (note 4) ................         35,377
  Net change in unrealized appreciation or depreciation of
    investments ............................................        989,085
                                                              ----------------
    Net gain on investments ................................      1,024,462
                                                              ----------------

      Net increase in net assets resulting from
        operations ....................................... $      2,263,356
                                                              ----------------
                                                              ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS


                                                                 Six Months           Period
                                                                   Ended               from
                                                                  8/31/95            3/31/94*
                                                                (Unaudited)         to 2/28/95
                                                              ----------------   ----------------
OPERATIONS:
  Net investment income .................................. $      1,238,894          2,275,942
  Net realized gain (loss) on investments ..................         35,377           (763,376)
  Net change in unrealized appreciation or depreciation of
    investments ............................................        989,085           (698,912)
                                                              ----------------   ----------------

    Net increase in net assets resulting from operations ...      2,263,356            813,654
                                                              ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ...............................     (1,211,182)        (2,275,942)
  In excess of net investment income .......................        (39,304)           (27,712)
                                                              ----------------   ----------------
    Total distributions ....................................     (1,250,486)        (2,303,654)
                                                              ----------------   ----------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from initial public offering of 2,000,000 shares, net of underwriting discount and offering expenses of
    $2,123,482 .............................................             --         27,876,518
  Payments for retirement of 4,200 shares (note 6) .........        (50,260)                --
                                                              ----------------   ----------------
    Increase (decrease) in net assets from capital share
      transactions .........................................        (50,260)        27,876,518
                                                              ----------------   ----------------
      Total increase in net assets .........................        962,610         26,386,518

Net assets at beginning of period (note 1) .................     26,486,523            100,005
                                                              ----------------   ----------------

Net assets at end of period .............................. $     27,449,133         26,486,523
                                                              ----------------   ----------------
                                                              ----------------   ----------------

Distributions in excess of net investment income ......... $        (39,304)           (27,712)
                                                              ----------------   ----------------
                                                              ----------------   ----------------

* COMMENCEMENT OF OPERATIONS.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) ORGANIZATION
                Highlander Income Fund Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund commenced operations on March 31, 1994, upon completion of its initial public offering of common stock. The only transaction of the fund prior to March 31, 1994, was the sale to Piper Jaffray Companies Inc. of 6,667 shares of capital stock for $100,005 on March 24, 1994. Shares of the fund are listed on the American Stock Exchange under the symbol HLA.
(2) SIGNIFICANT
    ACCOUNTING
    POLICIES
                INVESTMENTS IN SECURITIES
                The values of fixed income securities are determined using pricing services or prices quoted by independent brokers. Exchange-listed options are valued at the last sale price and open financial futures are valued at the last settlement price. When market quotations are not readily available, securities are valued at fair value according to methods selected in good faith by the board of directors. Short-term securities with maturities of 60 days or less are valued at amortized cost which approximates market value.

                Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                HIGH-YIELD DEBT SECURITIES
                Although the fund has a diversified portfolio, the fund has 58.4% of total net assets invested in lower rated and comparable quality unrated high-yield securities. High yield securities are accompanied by a greater degree of credit risk and tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

                OPTIONS TRANSACTIONS
                For hedging purposes, the fund may buy and sell put and call options, write covered call options on portfolio securities, write cash-secured puts and write call options that are not covered for cross-hedging purposes. The risk in writing a call option is the fund gives

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                up the opportunity of profit if the market price of the security increases. The risk in writing a put option is the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the fund pays a premium whether or not the option is exercised. The fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The fund also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

                Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds from sales for a written call option, the purchase cost of a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

                FUTURES TRANSACTIONS
                For hedging purposes, the fund may buy and sell interest rate futures contracts. Risks of entering into futures contracts and related options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the fund on a forward-commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuations and may increase or decrease in value prior to their delivery. The fund maintains, in a segregated account with its custodian, assets with a

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's NAV to the extent the fund makes such purchases while remaining substantially fully invested. As of August 31, 1995, the fund had entered into outstanding when-issued or forward commitments of $7,391,406.

                In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon, and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the six months ended August 31, 1995, such fees earned by the fund amounted to $65,441.

                FEDERAL TAXES
                The fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no income tax provision is required.

                Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to "wash sale" transactions and the timing of income recognition for certain defaulted securities and collateralized mortgage obligations. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as an "excess distribution" in the statement of changes in net assets and the financial highlights. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

                DISTRIBUTIONS
                The fund pays monthly distributions from net investment income, and realized capital gains, if any, will be distributed on an annual basis. These distributions are recorded as of the close of business on

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                the ex-dividend date. Such distributions are payable in cash, or pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market. However, if the market price plus commission exceeds the net asset value by 10% or more, the fund will issue new shares at a discount of up to 5% from the current market price.

                REPURCHASE AGREEMENTS
                For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government and agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount in the event of default.

(3) FEES AND
    EXPENSES
                The fund has entered into the following agreements with Piper Capital Management Incorporated (the adviser and the administrator):

                The investment management agreement provides the adviser with a monthly management fee computed at the per annum rate of 0.60% of the fund's average weekly net assets. For its fee, the advisor will provide investment advice and, in general, will conduct the management and investment activity of the fund. Federated Advisers has been retained by the adviser as a subadviser and is paid a monthly fee by the adviser equal to 50% of the investment management fee.

                The administration agreement provides the administrator with a monthly fee computed at the per annum rate of 0.20%. For its fee, the administrator will provide reporting, regulatory, and record-keeping services for the fund.

                In addition to investment management and administrative fees, the fund is responsible for paying most other operating expenses, including outside directors' fees and expenses, custodian fees,

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance, interest, taxes, and other miscellaneous expenses.

(4) SECURITIES
    TRANSACTIONS
                Cost of purchases and proceeds from sales of securities (other than short-term securities) aggregated $13,407,735 and $14,672,956, respectively, for the six months ended August 31, 1995.

                During the six months ended August 31, 1995, the fund paid no brokerage commissions to affiliated brokers.

(5) CAPITAL LOSS
    CARRYOVER
                For federal income tax purposes, the fund had a capital loss carryover of $763,376 on February 28, 1995, which, if not offset by subsequent capital gains will expire in 2003. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

(6) RETIREMENT OF
    FUND SHARES
                The funds' board of directors has approved a plan to repurchase shares of the funds in the open market and retire those shares. Repurchases may only be made when the previous day's closing market price was at a discount from net asset value. Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the American Stock Exchange. Under the current plan, cumulative repurchases in each fund cannot exceed 3% of the total shares originally issued. The board of directors will review the plan every six months and may change the amount which may be repurchased. The plan was last reviewed and reapproved by the board of directors on August 18, 1995. Pursuant to the plan, the fund cumulatively repurchased and retired 4,200 shares as of August 31, 1995, which represents 0.21% of the shares originally issued.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL
    HIGHLIGHTS
                Per-share data for a share of capital stock outstanding throughout the period and selected information for the period are as follows:

                                                   Six Months      Period from
                                                  Ended 8/31/95    3/31/94* to
                                                   (Unaudited)       2/28/95
                                                  -------------    ------------
PER-SHARE DATA

Net asset value, beginning of period ........... $      13.20          13.95
                                                      ------          ------
Operations:
  Net investment income ..........................       0.62           1.13
  Net realized and unrealized gain (loss) on
    investments ..................................       0.51          (0.73)
                                                      ------          ------
    Total from operations ........................       1.13           0.40
                                                      ------          ------
Distributions to shareholders:
  From net investment income .....................      (0.60)         (1.14)
  In excess of net investment income .............      (0.02)         (0.01)
                                                      ------          ------
    Total distributions ..........................      (0.62)         (1.15)
                                                      ------          ------
Net asset value, end of period ................. $      13.71          13.20
                                                      ------          ------
                                                      ------          ------
Per-share market value, end of period .......... $      12.00          12.00
                                                      ------          ------
                                                      ------          ------

SELECTED INFORMATION

Total return, net asset value** ..................       8.56%          3.23%
Total return, market value*** ....................       5.22%        (12.69%)

Net assets at end of period (in millions) ...... $         27             26
Ratio of expenses to average weekly net assets ...       1.19%+         1.18%+
Ratio of net investment income to average weekly
  net assets .....................................       9.09%+         9.37%+
Portfolio turnover rate (excluding short-term
  securities) ....................................         42%            69%

*   COMMENCEMENT OF OPERATIONS.
** TOTAL RETURN, NET ASSET VALUE, IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
*** TOTAL RETURN, MARKET VALUE, IS BASED ON THE CHANGE IN MARKET PRICE OF A
    SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
+   ADJUSTED TO AN ANNUAL BASIS.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(8) QUARTERLY DATA

DOLLAR AMOUNTS

                                                     Net Realized
                                                          and       Net Increase
                                                      Unrealized    in Net Assets
                              Total         Net          Gains        Resulting
                           Investment   Investment    (Losses) on       from
                             Income       Income      Investments    Operations    Distributions
                           -----------  -----------  -------------  -------------  -------------
5/31/95               $       705,940      628,335      1,076,849      1,705,184       (625,716)
8/31/95                       695,649      610,559        (52,387)       558,172       (624,770)
                           -----------  -----------  -------------  -------------  -------------
                       $    1,401,589    1,238,894      1,024,462      2,263,356     (1,250,486)
                           -----------  -----------  -------------  -------------  -------------
                           -----------  -----------  -------------  -------------  -------------

PER-SHARE AMOUNTS

                                             Net Realized and     Net Increase
                                             Unrealized Gains     in Net Assets                     Quarter End
                            Net Investment       (Losses)        Resulting from                      Net Asset
                                Income        on Investments       Operations       Distributions      Value
                            ---------------  -----------------  -----------------  ---------------  -----------
5/31/95                 $           0.31              0.54               0.85             (0.31)         13.74
8/31/95                             0.31             (0.03)              0.28             (0.31)         13.71
                                   -----             -----              -----             -----
                         $          0.62              0.51               1.13             (0.62)
                                   -----             -----              -----             -----
                                   -----             -----              -----             -----

--------------------------------------------------------------------------------
                     INVESTMENTS IN SECURITIES (UNAUDITED)

HIGHLANDER INCOME FUND
AUGUST 31, 1995

                                                           Principal       Market
Name of Issuer                                              Amount       Value (a)
---------------------------------------------------------  ---------     ----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MORTGAGE-BACKED SECURITIES (60.2%):
 COLLATERALIZED MORTGAGE OBLIGATIONS (C) (8.2%):
  U.S. AGENCY INVERSE FLOATER (5.0%):
   9.62%, FNMA, Series 1992-155, Class SB, COFI,
    12/25/06 .......................................... $  1,646,000      1,381,669
                                                                         ----------

 U.S. AGENCY Z-TRANCHE (3.2%):
   6.50%, FHLMC, Series 1694, Class Z, 3/15/24 ..........  1,096,184        872,836
                                                                         ----------

 U.S. AGENCY FIXED RATE MORTGAGES (52.0%):
   7.50%, FHLMC, 4/1/24 .................................  1,957,304      1,965,838
   6.50%, FHLMC, 8/23/00 ................................  2,000,000(b)   2,007,480
   11.00%, FNMA, 10/1/20 ................................    407,705        449,234
   8.00%, FNMA, 7/1/24 ..................................    968,831        988,499
   9.50%, FNMA, 5/1/25 ..................................    978,463      1,029,206
   6.50%, FNMA, 9/14/25 .................................  1,250,000(b)   1,201,150
   7.50%, GNMA, 9/15/23 .................................     72,034         72,461
   7.50%, GNMA, 7/15/23 .................................    371,359        373,558
   7.00%, GNMA, 2/15/24 .................................  1,004,341        987,689
   9.00%, GNMA, 5/15/25 .................................    945,449        993,005
   8.50%, GNMA, 6/19/20 .................................  2,000,000(b)   2,078,100
   9.50%, GNMA, 8/1/22 ..................................  2,000,000(b)   2,122,480
                                                                         ----------
                                                                         14,268,700
                                                                         ----------

    Total Mortgage-Backed Securities
     (cost: $16,448,519)  ...............................                16,523,205
                                                                         ----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                     INVESTMENTS IN SECURITIES (UNAUDITED)

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P          Principal           Market
Name of Issuer                                             Rating (d)       Amount           Value (a)
---------------------------------------------------------  ----------   ---------------     ------------
HIGH YIELD CORPORATE BONDS (58.4%):
 AEROSPACE AND DEFENSE (0.9%):
   Tracor Incorporated, Senior Subordinated Note, 10.88%,
    8/15/01 .............................................      B        $       250,000          259,375
                                                                                            ------------

 AUTOMOTIVE (2.7%):
   Aftermarket Technology, Senior Subordinated Note,
    12.00%, 8/1/04 ......................................      NR               250,000          266,250
   Lear Seating, 8.25%, 2/1/02 ..........................      B                100,000           95,250
   Motor Wheel Corporation, Senior Note, 11.50%,
    3/1/00 ..............................................      B-               400,000          366,000
                                                                                            ------------
                                                                                                 727,500
                                                                                            ------------

 BROADCAST RADIO AND TELEVISION (5.2%):
   Allbritton Communications Company, Senior Subordinated
    Debenture, 11.50%, 8/15/04 ..........................      B-               250,000          266,250
   Australis Media LTD, Note, Delayed Interest, 14.00%,
    5/15/03 .............................................     CCC               150,000(f)        89,625
   Chancellor Broadcasting, Senior Subordinated Note,
    12.50%, 10/1/04 .....................................      B-               100,000          104,750
   Granite Broadcast, Senior Subordinated Note, 10.38%,
    5/15/05 .............................................      B-               250,000(e)       254,687
   Pegasus Media and Communications, Note, 12.50%,
    7/1/05 ..............................................      NR               100,000(e)       102,000
   SCI Television Incorporated, Senior Note, 11.00%,
    6/30/05 .............................................     BB-               250,000          263,438
   Sinclair Broadcast Group Incorporated, Senior
    Subordinated Note, 10.00%, 12/15/03 .................      B+               250,000          252,813
   Young Broadcasting Corporation, Senior Subordinated
    Note, 10.13%, 2/15/05 ...............................      B                100,000(e)       104,500
                                                                                            ------------
                                                                                               1,438,063
                                                                                            ------------

 BUSINESS SERVICES (0.4%):
   United Stationer Supply, Senior Subordinated Note,
    12.75%, 5/1/05 ......................................      B-               100,000(e)       105,250
                                                                                            ------------

 CABLE TELEVISION (3.1%):
   Cablevision System Corporation, Senior Subordinated
    Debenture, 9.88%, 2/15/13 ...........................      B                125,000          135,625
   Continental Cablevision Incorporated, Debenture,
    9.50%, 8/1/13 .......................................     BB+               125,000          129,375

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                     INVESTMENTS IN SECURITIES (UNAUDITED)

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P          Principal           Market
Name of Issuer                                             Rating (d)       Amount           Value (a)
---------------------------------------------------------  ----------   ---------------     ------------
   Groupe Videotron, Senior Note, 10.63%, 2/15/05 .......     BB+       $       100,000          105,250
   International Cabletel Incorporated, Senior Note,
    Delayed Interest, 10.84%, 10/15/03 ..................      NR               250,000(f)       165,000
   People's Choice TV Corporation, Note, Delayed
    Interest, 13.13%, 6/1/04 ............................     CCC+              150,000(f)        69,374
   Rogers Cablesystems, Senior Note, 10.00%, 3/15/05 ....     BB+               150,000          155,062
   Videotron Holdings PLC, Senior Discount Note, Delayed
    Interest, 11.27%, 8/15/05 ...........................      B+               150,000(f)        83,624
                                                                                            ------------
                                                                                                 843,310
                                                                                            ------------

 CHEMICALS AND PLASTICS (4.1%):
   Arcadian Partners LP, Senior Note, 10.75%, 5/1/05 ....     BB-               250,000          261,250
   Crain Industries, 13.50%, 8/15/05 ....................      NR               125,000(e)       126,250
   G-I Holdings Incorporated, Senior Note, 10.85%,
    10/1/98 .............................................      B+               500,000          360,000
   Laroche Industries Incorporated, Senior Subordinated
    Note, 13.00%, 8/15/04 ...............................      B                125,000          130,937
   Polymer Group Incorporated, Senior Note, 12.75%,
    7/15/02 .............................................      B-               125,000(e)       128,438
   Uniroyal Technology, Senior Note, 11.75%, 6/1/03 .....      B                125,000          116,875
                                                                                            ------------
                                                                                               1,123,750
                                                                                            ------------

 CONGLOMERATE (1.4%):
   Sherritt Gordon Limited, Note, 9.75%, 4/1/03 .........     BB-               375,000          378,750
                                                                                            ------------

 CONSUMER NON-DURABLES (1.5%):
   Curtice/Burns Foods Incorporated, Senior Subordinated
    Note, 12.25%, 2/1/05 ................................      B                250,000          268,125
   Playtex Family Products Corporation, Senior
    Subordinated Note, 9.00%, 12/15/03 ..................      B+               150,000          141,750
                                                                                            ------------
                                                                                                 409,875
                                                                                            ------------

 CONTAINER AND GLASS PRODUCTS (3.2%):
   Owens Illinois Incorporated, Senior Subordinated Note,
    10.50%, 6/15/02 .....................................      B+               250,000          259,375
   Owens-Illinois Incorporated, Senior Subordinated Note,
    10.00%, 8/1/02 ......................................      B+               100,000          103,500

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                     INVESTMENTS IN SECURITIES (UNAUDITED)

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P          Principal           Market
Name of Issuer                                             Rating (d)       Amount           Value (a)
---------------------------------------------------------  ----------   ---------------     ------------
   Sea Containers Limited, Senior Note, 9.50%, 7/1/03 ...     BB-       $       250,000          245,625
   Silgan Corporation, Senior Subordinated Note, 11.75%,
    6/15/02 .............................................      B-               250,000          263,750
                                                                                            ------------
                                                                                                 872,250
                                                                                            ------------

 COSMETICS AND TOILETRIES (0.9%):
   Revlon Consumer Products Corporation, Senior Note,
    9.38%, 4/1/01 .......................................      B                250,000          247,813
                                                                                            ------------

 ECOLOGICAL SERVICES AND EQUIPMENT (1.9%):
   Allied Waste Industries Incorporated, Senior
    Subordinated Note, 12.00%, 2/1/04 ...................      B                250,000          270,000
   Mid-American Waste System Incorporated, Senior
    Subordinated Note, 12.25%, 2/15/03 ..................      B                250,000          261,250
                                                                                            ------------
                                                                                                 531,250
                                                                                            ------------

 FOOD PRODUCTS (2.2%):
   Doskocil Companies Incorporated, Senior Subordinated
    Note, 9.75%, 7/15/00 ................................      B                125,000          122,500
   PMI Acquisition Corporation, Senior Subordinated Note,
    10.25%, 9/1/03 ......................................      B                250,000          255,625
   Specialty Foods Corporation, Senior Subordinated Note,
    11.25%, 8/15/03 .....................................      B-               250,000          238,750
                                                                                            ------------
                                                                                                 616,875
                                                                                            ------------

 FOOD SERVICES (1.4%):
   Flagstar Corporation, Senior Note, 10.88%, 12/1/02 ...      B-               400,000          371,000
                                                                                            ------------

 FOOD AND DRUG RETAILING (1.2%):
   Pathmark Stores Incorporated, Senior Subordinated
    Note, 9.63%, 5/1/03 .................................      B                125,000          125,313
   Penn Traffic Company, Senior Subordinated Note, 9.63%,
    4/15/05 .............................................      B                125,000          101,875
   Ralph's Grocery Company, Senior Note, 10.45%,
    6/15/04 .............................................      B                100,000           98,000
                                                                                            ------------
                                                                                                 325,188
                                                                                            ------------

 FOREST PRODUCTS (2.8%):
   Container Corporation America, Senior Note, 9.75%,
    4/1/03 ..............................................      B+               125,000          127,969

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                     INVESTMENTS IN SECURITIES (UNAUDITED)

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P          Principal           Market
Name of Issuer                                             Rating (d)       Amount           Value (a)
---------------------------------------------------------  ----------   ---------------     ------------
   Riverwood International Corporation, Senior
    Subordinated Note, 11.25%, 6/15/02 ..................      B        $       150,000          164,250
   SD Warren Company, Senior Subordinated Note, 12.00%,
    12/15/04 ............................................      B+               200,000          222,000
   Stone Container Corporation, Senior Note, 9.88%,
    2/1/01 ..............................................      B+               250,000          248,750
                                                                                            ------------
                                                                                                 762,969
                                                                                            ------------

 HEALTH CARE SERVICES (1.9%):
   Amerisource Distribution, Payment-in-kind Debenture,
    11.25%, 7/15/05 .....................................      B                139,458(f)       150,615
   Genesis Health, Senior Subordinated Note, 9.75%,
    6/15/05 .............................................      B                150,000          154,125
   Tenet Healthcare Corporation, Senior Subordinated
    Note, 10.13%, 3/1/05 ................................      B+               200,000          211,250
                                                                                            ------------
                                                                                                 515,990
                                                                                            ------------

 HOME PRODUCTS AND FURNISHINGS (1.7%):
   American Standard Incorporated, Senior Subordinated
    Debenture, Delayed Interest, 10.78%, 6/1/05 .........      B                250,000(f)       194,688
   Triangle Pacific Corporation , Senior Note, 10.50%,
    8/1/03 ..............................................      B                250,000          258,750
                                                                                            ------------
                                                                                                 453,438
                                                                                            ------------

 INDUSTRIAL PRODUCTS AND EQUIPMENT (2.7%):
   Cabot Safety Corporation, Senior Subordinated Note,
    12.50%, 7/15/05 .....................................      B                150,000(e)       156,375
   Exide Corporation, Senior Note, 10.00%, 4/15/05 ......      NR               125,000(e)       130,937
   Fairfield Manufacturing, Senior Subordinated Note,
    11.38%, 7/1/01 ......................................     CCC+              100,000           97,500
   Monarch Aquisition, Senior Note, 12.50%, 7/1/03 ......      B+               150,000(e)       153,000
   Panamsat LP, Senior Subordinated Note, Delayed
    Interest, 11.82%, 8/1/03 ............................      B-               250,000(f)       193,750
                                                                                            ------------
                                                                                                 731,562
                                                                                            ------------

 LEISURE AND ENTERTAINMENT (2.8%):
   Affinity Group Incorporated, Senior Subordinated Note,
    11.50%, 10/15/03 ....................................      B                250,000          251,875

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                     INVESTMENTS IN SECURITIES (UNAUDITED)

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P          Principal           Market
Name of Issuer                                             Rating (d)       Amount           Value (a)
---------------------------------------------------------  ----------   ---------------     ------------
   Alliance Entertainment, Senior Subordinated Note,
    11.25%, 7/15/05 .....................................      B-       $       100,000(e)       100,000
   Motels of America, Incorporated, Senior Subordinated
    Note, 12.00%, 4/15/04 ...............................      B                125,000          127,031
   Premier Parks, Senior Note, 12.00%, 8/15/03 ..........      B+               150,000(e)       151,500
   Six Flags Theme Parks, Senior Subordinated Note,
    Delayed Interest, 12.25%, 6/15/05 ...................      B                200,000(e)(f)      147,500
                                                                                            ------------
                                                                                                 777,906
                                                                                            ------------

 MACHINE TOOL MANUFACTURER (1.1%):
   Primeco Incorporated, Senior Subordinated Note,
    12.75%, 3/1/05 ......................................      B                125,000          127,188
   Waters Corproation, Senior Subordinated Note, 12.75%,
    9/30/04 .............................................      B-               200,000          213,500
                                                                                            ------------
                                                                                                 340,688
                                                                                            ------------

 OIL AND GAS (3.0%):
   California Energy Incorporated, Senior Note, Delayed
    Interest, 10.70%, 1/15/04 ...........................     BB-               400,000(f)       350,000
   Falcon Drilling, Senior Note, 9.75%, 1/15/01 .........      B                150,000          149,438
   Giant Industries Incorporated, Senior Subordinated
    Note, 9.75%, 11/15/03 ...............................      B+               250,000          246,250
   WRT Energy Corporation, Note, 13.88%, 3/1/02 .........      B-               100,000           86,500
                                                                                            ------------
                                                                                                 832,188
                                                                                            ------------

 PRINTING AND PUBLISHING (1.1%):
   Affiliated Newspaper Investments, Senior Discount
    Note, Delayed Interest, 12.79%, 7/1/06 ..............      B+               500,000(f)       287,500
                                                                                            ------------

 RETAIL STORES (2.6%):
   Brylane LP/Brylane Capital Corporation , Senior
    Subordinated Note, 10.00%, 9/1/03 ...................      B+               375,000          343,594
   Herff Jones Inc, Senior Subordinated Note, 11.00%,
    8/15/05 .............................................      B                200,000(e)       204,500
   Icon Health and Fitness, Senior Subordinated Note,
    13.00%, 7/15/02 .....................................      B-               150,000          156,000
                                                                                            ------------
                                                                                                 704,094
                                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                     INVESTMENTS IN SECURITIES (UNAUDITED)

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P          Principal           Market
Name of Issuer                                             Rating (d)       Amount           Value (a)
---------------------------------------------------------  ----------   ---------------     ------------
 STEEL MANUFACTURER (3.4%):
   Carbide/Graphite Group Incorporated, Senior Note,
    11.50%, 9/1/03 ......................................      B+       $       250,000          262,500
   Envirosource Incorporated, Senior Note, 9.75%,
    6/15/03 .............................................      B                250,000          227,500
   Geneva Steel Corporation, Senior Note, 11.13%,
    3/15/01 .............................................      B                250,000          210,000
   GS Technologies, Senior Note, 12.00%, 9/1/04 .........      B                250,000          246,250
                                                                                            ------------
                                                                                                 946,250
                                                                                            ------------

 SURFACE TRANSPORTATION (1.3%):
   Gearbulk Holding LTD, Senior Note, 11.25%, 12/1/04 ...      BB               125,000          131,563
   Trism Incorporated, Senior Subordinated Note, 10.75%,
    12/15/00 ............................................      B                215,000          213,924
                                                                                            ------------
                                                                                                 345,487
                                                                                            ------------

 TELECOMMUNICATIONS AND CELLULAR (2.8%):
   Cellular Communications, Note, Zero Coupon, 13.25%,
    8/15/00 .............................................     CCC+              150,000(f)        82,123
   Dial Call Communications, Senior Discount Note,
    Delayed Interest, 11.84%, 4/15/04 ...................     CCC               500,000(f)       260,000
   Peoples Telephone Company, Inc, Senior Note, 12.25%,
    7/15/02 .............................................      NR               100,000          100,750
   Pronet Inc, Senior Subordinated Note, 11.88%,
    6/15/05 .............................................      B-               100,000(e)       106,000
   USA Mobile Communications Incorporated II, Senior
    Note, 9.50%, 2/1/04 .................................     CCC+              250,000          230,000
                                                                                            ------------
                                                                                                 778,873
                                                                                            ------------

 TEXTILES AND APPAREL (1.1%):
   Westpoint Stevens Incorporated, Senior Subordinated
    Debenture, 9.38%, 12/15/05 ..........................      B+               300,000          292,500
                                                                                            ------------

    Total High Yield Corporate Bonds
     (cost: $15,822,017)  ...............................                                     16,019,694
                                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                     INVESTMENTS IN SECURITIES (UNAUDITED)

HIGHLANDER INCOME FUND
(CONTINUED)

                                                           Shares or
                                                           Principal        Market
Name of Issuer                                               Amount        Value (a)
---------------------------------------------------------  ----------   ---------------
COMMON STOCK (0.4%):
 RETAIL TRADE (0.4%):
   Grand Union
    (cost: $108,701) ....................................      7,070     $   96,329
                                                                         ----------
PREFERRED STOCK (0.7%):
 RETAIL TRADE (0.4%):
   K - III Comm .........................................      1,000         96,500
                                                                         ----------

 INDUSTRIAL MANUFACTURING (0.3%):
   Panamsat Corporation .................................         77         85,919
                                                                         ----------

    Total Preferred Stock
     (cost: $170,000)  ..................................                   182,419
                                                                         ----------
WARRANTS (0.0%):
   Dial Call Communications, 4/25/97 ....................        500          1,000
   Uniroyal Technology Corporation, 6/1/03 ..............      1,250          1,263
   Affiliated Newspaper Investments, Class B ............        500         12,500
   Icon Health and Fitness, 11/14/99 ....................        150(e)       3,000
                                                                         ----------

    Total Warrants
     (cost: $0) .........................................                    17,763
                                                                         ----------
SHORT-TERM SECURITIES (5.8%):
   Repurchase agreement with Morgan Stanley in a joint
    trading account collateralized by U.S. government
    agency securities, acquired on 8/31/95, accrued
    interest at repurchase date of $249, 5.65%, 9/1/95
    (cost: $1,589,000) ................................ $  1,589,000      1,589,000
                                                                         ----------

    Total Investments in Securities
     (cost: $34,138,237) (g) .......................... $                34,428,410
                                                                         ----------
                                                                         ----------

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) ON AUGUST 31, 1995, THE TOTAL COST OF INVESTMENTS PURCHASED ON A WHEN-ISSUED BASIS WAS $7,391,406.
(C)  DESCRIPTIONS OF CERTAIN COLLATERALIZED MORTGAGE OBLIGATIONS ARE AS FOLLOWS:
     COFI (11TH DISTRICT) - COST OF FUNDS INDEX OF THE FEDERAL RESERVE'S 11TH
       DISTRICT

--------------------------------------------------------------------------------
                     INVESTMENTS IN SECURITIES (UNAUDITED)

     INVERSE FLOATER - REPRESENT SECURITIES THAT PAY INTEREST AT RATES THAT
       INCREASE (DECREASE)
       WITH A DECLINE (INCREASE) IN A SPECIFIED INDEX. THE INTEREST RATE PAID BY
       THE INVERSE FLOATER WILL GENERALLY CHANGE AT A MULTIPLE OF ANY CHANGE IN
       THE INDEX.
       INTEREST RATES DISCLOSED ARE IN EFFECT ON AUGUST 31, 1995.
     Z-TRANCHE - REPRESENTS SECURITIES THAT PAY NO INTEREST OR PRINCIPAL DURING
       THEIR INITIAL ACCRUAL PERIODS, BUT ACCRUE ADDITIONAL PRINCIPAL AT
       SPECIFIED RATES. INTEREST RATE DISCLOSED REPRESENTS CURRENT YIELD BASED
       UPON ESTIMATED TIMING OF FUTURE CASH FLOWS.
(D)  THE STANDARD & POOR'S RATING IS A CURRENT ASSESSMENT OF THE CREDIT
     WORTHINESS OF AN ISSUER WITH RESPECT TO A SPECIFIC OBLIGATION. DEBT RATED
     "BB," "B," OR "CCC," IS REGARDED AS HAVING PREDOMINANTLY SPECULATIVE
     CHARACTERISTICS.
     "BB" - LESS NEAR-TERM VULNERABILITY TO DEFAULT THAN OTHER SPECULATIVE
       ISSUES. HOWEVER, IT FACES MAJOR ONGOING UNCERTAINTIES OR EXPOSURE TO
       ADVERSE BUSINESS, FINANCIAL OR ECONOMIC CONDITIONS WHICH COULD LEAD TO
       INADEQUATE CAPACITY TO MEET TIMELY INTEREST PRINCIPAL PAYMENTS.
     "B" - A GREATER VULNERABILITY TO DEFAULT BUT CURRENTLY HAS THE CAPACITY TO
       MEET INTEREST PAYMENTS AND PRINCIPAL REPAYMENTS. ADVERSE BUSINESS,
       FINANCIAL OR ECONOMIC CONDITIONS WILL LIKELY IMPAIR CAPACITY OR
       WILLINGNESS TO PAY INTEREST AND REPAY PRINCIPAL.
     "CCC" - CURRENTLY IDENTIFIABLE VULNERABILITY TO DEFAULT, AND IS DEPENDENT
       UPON FAVORABLE BUSINESS, FINANCIAL AND ECONOMIC CONDITIONS TO MEET TIMELY
       PAYMENT OF INTEREST AND REPAYMENT OF PRINCIPAL. IN THE EVENT OF ADVERSE
       BUSINESS, FINANCIAL OR ECONOMIC CONDITIONS, IT IS NOT LIKELY TO HAVE THE
       CAPACITY TO PAY INTEREST AND REPAY PRINCIPAL.
     "D" - PAYMENT IS IN DEFAULT. INTEREST OR PRINCIPAL PAYMENTS ARE NOT MADE ON
       THE DATE DUE EVEN IF THE APPLICABLE GRACE PERIOD HAS NOT EXPIRED.
     THE RATINGS ABOVE MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN
     TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.
(E)  SECURITIES SOLD WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM ARE EXEMPT
     FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS
     AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER
     "ACCREDITED INVESTORS." THESE INVESTMENTS HAVE BEEN IDENTIFIED BY PORTFOLIO
     MANAGEMENT AS ILLIQUID SECURITIES. THE AGGREGATE VALUE OF THESE SECURITIES
     AT AUGUST 31, 1995, IS $1,970,937, WHICH REPRESENTS 7% OF TOTAL NET ASSETS.
(F)  THE INTEREST RATES DISCLOSED FOR ZERO COUPON, DELAYED INTEREST AND PIK
     BONDS REPRESENTS EFFECTIVE YIELDS AT AUGUST 31, 1995, BASED UPON THE
     ESTIMATED TIMING AND AMOUNT OF FUTURE INTEREST AND PRINCIPAL PAYMENTS.
     PIK - PAYMENT-IN-KIND INTEREST IS GENERALLY PAID BY ISSUING ADDITIONAL PAR
       OF THE SECURITY RATHER THAN PAYING CASH
     DELAYED INTEREST - SECURITIES THAT REMAIN ZERO-COUPON SECURITIES UNTIL A
       PREDETERMINED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE
       AND INTEREST BECOMES PAYABLE AT REGULAR INTERVALS.
(G)  ALSO REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS
     UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED
     ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $     722,651
      GROSS UNREALIZED DEPRECIATION ......    (432,478)
                                            ----------
        NET UNREALIZED APPRECIATION .... $     290,173
                                            ----------
                                            ----------

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

SHARE REPURCHASE PROGRAM
Your fund's board of directors has reapproved the fund's share repurchase program, which enables the fund to 'buy back' shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Repurchases cannot exceed 3% of the fund's originally issued shares.

WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS?
- We do not expect any adverse impact on the adviser's ability to manage the fund.
- Because repurchases will be at a price below net asset value, remaining shares outstanding may experience a slight increase in net asset value.
- Although the effect of share repurchases on market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares.
- We do not anticipate any material increase in the fund's expense ratio.

WHEN WILL SHARES BE REPURCHASED?
Share repurchases may be made from time to time and may be discontinued at any time. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value; all repurchases will be at the discretion of the fund's investment adviser. The board of directors will consider whether to continue the share repurchase program on at least a semiannual basis and will notify shareholders of its determination in the next semiannual or annual report.

HOW WILL SHARES BE REPURCHASED?
We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

ANNUAL MEETING RESULTS
An annual meeting of the funds' shareholders was held on August 17, 1995. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

1.  The funds' shareholders elected the following eight directors:

                                      Shares Voted  Shares Withholding
                                         "For"       Authority to Vote
                                      ------------  -------------------
David T. Bennett                        1,702,920           26,936
Jaye F. Dyer                            1,701,826           28,030
William H. Ellis                        1,702,548           27,308
Karol D. Emmerich                       1,702,920           26,936
Luella G. Goldberg                      1,702,920           26,936
George Latimer                          1,702,920           26,936

2. The funds' shareholders ratified the selection by a majority of the independent members of the funds' Boards of Directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending February 29, 1996. The following votes were cast regarding this matter:

     Shares Voted            Shares Voted
        "For"                 "Against"              Abstentions
----------------------  ----------------------  ----------------------
      1,703,012                 11,572                  15,092

--------------------------------------------------------------------------------
                             DIRECTORS AND OFFICERS

DIRECTORS        David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL
                     PRODUCTS, INC., AND KIEFER BUILT, INC.
                     OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                 Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                 William H. Ellis, PRESIDENT, PIPER CAPITAL MANAGEMENT
                     INCORPORATED AND PIPER JAFFRAY COMPANIES INC.
                 Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                 Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR
                     FINANCIAL CORP., HORMEL FOODS CORP.
                 George Latimer, DIRECTOR, SPECIAL ACTIONS OFFICE, OFFICE
                     OF THE SECRETARY, DEPARTMENT OF HOUSING AND URBAN
                     DEVELOPMENT

OFFICERS         William H. Ellis, CHAIRMAN OF THE BOARD AND PRESIDENT
                 Thomas S. McGlinch, SENIOR VICE PRESIDENT
                 J. Bradley Stone, SENIOR VICE PRESIDENT
                 Robert H. Nelson, SENIOR VICE PRESIDENT
                 David E. Rosedahl, SECRETARY
                 Charles N. Hayssen, TREASURER

INVESTMENT       Piper Capital Management Incorporated
ADVISER          222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402

SUB ADVISER      Federated Advisers
                 FEDERATED INVESTORS TOWER, PITTSBURGH, PA 15222-3779

CUSTODIAN AND    Investors Fiduciary Trust Company
TRANSFER AGENT   127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

LEGAL COUNSEL    Dorsey & Whitney P.L.L.P.
                 220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

PIPER CAPITAL
 MANAGEMENT                                                         Bulk Rate
                                                                  U.S. Postage
PIPER CAPITAL MANAGEMENT INCORPORATED                                 PAID
222 SOUTH NINTH STREET                                           Permit No. 3008
MINNEAPOLIS, MN 55402-3804                                          Mpls., MN


PIPER JAFFRAY INC., FUND SPONSOR AND NASD MEMBER.
[LOGO]

THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.


312-95   HLA-02


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